UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20509

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

December 20, 2019

Date of Report

(Date of Earliest Event Reported)

MEDX HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-52558	20-5973352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

1621 Central Avenue

Cheyenne, WY 82001

 (Address of principal executive offices)

(612) 615-9334

Registrant's telephone number

Disaboom, Inc.

7730 E. Belleview Avenue, Suite A-306

Greenwood Village, CO 80111

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On December 20, 2019 Mark Miller resigned as an officer and director of the company. Mr. Miller received 2,500,000 Preferred A shares as remuneration.

On December 20, 2019 Jeremy Amsden was appointed as director and CEO of the company. Mr. Amsden, 53, is a graduate of the Wharton School of Business with 20 years experience as a real estate investor, agent and analyst.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MedX Holdings, Inc., a Wyoming corporation

Date: December 20, 2019	By:	/s/ Jeremy Amsden
Jeremy Amsden CEO

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